XL CAPITAL ASSURANCE INC.,
as Insurer,

LEHMAN BROTHERS HOLDINGS INC.,

as Sponsor,

STRUCTURED ASSET SECURITIES CORPORATION,
as Depositor,

GREENPOINT MORTGAGE FUNDING TRUST 2006-HE1,

as Issuer

GMAC MORTGAGE CORPORATION,

as Servicer,

and

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

INSURANCE AND INDEMNITY AGREEMENT

GREENPOINT MORTGAGE FUNDING TRUST 2006-HE1

HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2006-HE1

Dated as of August 28, 2006

TABLE OF CONTENTS

(This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Agreement.  All capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Article I of this Agreement.)

Page

ARTICLE I
DEFINITIONS

Section 1.01.

Defined Terms

3

Section 1.02.

Other Definitional Provisions

6

ARTICLE II
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01.

Representations and Warranties of the Sponsor, the Issuer and the Depositor

7

Section 2.02.

Affirmative Covenants of the Sponsor, the Issuer and the Depositor

11

Section 2.03.

Negative Covenants of the Sponsor, the Issuer and the Depositor

13

Section 2.04.

Representations, Warranties and Covenants of the Servicer.

14

Section 2.05.

Representations, Warranties and Covenants of the Insurer

15

ARTICLE III
THE POLICY; REIMBURSEMENT

Section 3.01.

Issuance of the Policy

18

Section 3.02.

Payment of Fees and Premium.

20

Section 3.03.

Reimbursement Obligation.

20

Section 3.04.

Indemnification.

22

Section 3.05.

Payment Procedure

25

Section 3.06.

[RESERVED].

25

Section 3.07.

Subrogation

25

Section 3.08.

Deductions

26

ARTICLE IV
FURTHER AGREEMENTS

Section 4.01.

Effective Date; Term of the Insurance Agreement

26

Section 4.02.

Further Assurances and Corrective Instruments.

26

Section 4.03.

Obligations Absolute.

27

Section 4.04.

Assignments; Reinsurance; Third-Party Rights.

28

Section 4.05.

Liability of the Insurer

29

ARTICLE V
DEFAULTS AND REMEDIES

Section 5.01.

Defaults

29

Section 5.02.

Remedies; No Remedy Exclusive.

30

Section 5.03.

Waivers.

31

ARTICLE VI
MISCELLANEOUS

Section 6.01.

Amendments, Etc

32

Section 6.02.

Notices

32

Section 6.03.

Payment Procedure

33

Section 6.04.

Severability

33

Section 6.05.

Governing Law

34

Section 6.06.

Consent to Jurisdiction.

34

Section 6.07.

Consent of the Insurer

34

Section 6.08.

Counterparts

35

Section 6.09.

Headings

35

Section 6.10.

Trial by Jury Waived

35

Section 6.11.

(a)  Limited Liability

35

Section 6.12.

Entire Agreement

36

Section 6.13.

No Partnership

36

INSURANCE AND INDEMNITY AGREEMENT (as may be amended, modified or supplemented from time to time, this “Insurance Agreement”), dated as of August 28, 2006, by and among XL CAPITAL ASSURANCE INC., as Insurer (the “Insurer”), Lehman Brothers Holdings Inc. (“Sponsor”), as Sponsor (the “Sponsor”),  Structured Asset Securities Corporation, as Depositor (the “Depositor”), GMAC Mortgage Corporation, as Servicer (referred to herein as the “Servicer”), Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer (the “Issuer” or the “Trust”), and U.S. Bank National Association, solely in its capacity as Indenture Trustee (the “Indenture Trustee”).

RECITALS :

WHEREAS, pursuant to the Flow Revolving Credit Loan Purchase and Warranties Agreement, between GMAC Mortgage Corporation (“GMACM”) and GreenPoint Mortgage Funding, Inc. (“GreenPoint”) dated as of September 26, 2005 (the “GreenPoint HELOC Purchase Agreement”), GMACM has purchased or received from GreenPoint certain home equity line of credit loans (the “GreenPoint HELOCs”);

WHEREAS, pursuant to the Flow Mortgage Loan Purchase and Warranties Agreement, between GMACM and GreenPoint Mortgage Funding, Inc. (“GreenPoint”) dated as of July 26, 2006 (the “GreenPoint Purchase Agreement”), GMACM has purchased or received from GreenPoint certain closed end second lien mortgage loans(the “GreenPoint Closed End Seconds,” and together with the GreenPoint HELOCs, the “GreenPoint Loans”);

WHEREAS, pursuant to the Flow Revolving Credit Loan Purchase and Warranties Agreement, between GMAC Mortgage Corporation “GMACM”) and Impac Funding Corporation (“Impac”) dated as of January 23, 2006 (the “Impac Purchase Agreement”), GMACM has purchased or received from Impac certain home equity line of credit loans and fixed rate, closed end, second lien mortgage loans (the “Impac Loans”);

WHEREAS, GMACM transferred and assigned its interest in the GreenPoint HELOC Purchase Agreement to Lehman Brothers Bank, FSB (“Bank”) pursuant to the terms of that certain Assignment, Assumption and Recognition Agreement, dated as of July 28, 2006 (“GreenPoint HELOC AAR,”  together with the GreenPoint HELOC Purchase Agreement, the “GreenPoint HELOC Transfer Agreement”), among GreenPoint, GMACM and Bank;

WHEREAS, GMACM transferred and assigned its interest in the GreenPoint Purchase Agreement to Lehman Brothers Bank, FSB (“Bank”) pursuant to the terms of that certain Assignment, Assumption and Recognition Agreement, dated as of July 26, 2006 (“GreenPoint Second Lien AAR,”  together with the GreenPoint HELOC Transfer Agreement, the “GreenPoint Transfer Agreement”), among GreenPoint, GMACM and Bank;

WHEREAS, GMACM transferred and assigned its interest in the Impac Purchase Agreement to Bank pursuant to the terms of that certain Assignment, Assumption and Recognition Agreement, dated as of August 28, 2006 (“Impac AAR,”  together with the Impac Purchase Agreement, the “Impac Transfer Agreement”), among GreenPoint, GMACM and Bank;

WHEREAS, Bank transferred its interest in each of the GreenPoint Transfer Agreement and the Impac Transfer Agreement (collectively, the “Transfer Agreements”) to Sponsor pursuant to the terms of that certain Assignment and Assumption Agreement, dated as of August 1, 2006, between Bank and Sponsor;

WHEREAS, the Sponsor has sold and assigned its entire interest to the Depositor, and the Depositor has accepted from the Sponsor the sale and assignment of such interest, in the Loans pursuant to the Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2006, by and between the Sponsor and the Depositor (the “Sale Agreement”);

WHEREAS, a Trust Agreement, dated as of August 1, 2006, by and between the Depositor and the Owner Trustee, among the Depositor and the Owner Trustee (as may be amended, modified or supplemented from time to time as set forth therein, the “Trust Agreement”) provides for, among other things the formation of GreenPoint Mortgage Funding Trust 2006-HE1 (the “Issuer” or the “Trust”) and the issuance of the GreenPoint Mortgage Funding Trust 2006-HE1 Certificates (the “Certificates”);

WHEREAS, a Transfer and Servicing Agreement, dated as of August 1, 2006, among the Depositor, the Issuer, the Indenture Trustee and the Servicer (as may be amended, modified or supplemented from time to time as set forth therein, the “Transfer and Servicing Agreement”) provides for, among other things, the sale of the Loans by the Depositor to the Trust and the master servicing of the Loans by the Servicer;

WHEREAS, an Indenture, dated as of August 1, 2006, by and between the Trust and the Indenture Trustee (as may be amended, modified or supplemented from time to time as set forth therein, the “Indenture”) provides for, among other things, the issuance of Greenpoint Mortgage Funding Trust 2006-HE1, Class Ax and Class Ac Notes (the “Notes”) representing indebtedness of the Trust;

WHEREAS, the Notes will be secured by all of the Issuer’s right, title and interest in the Loans;

WHEREAS, the Insurer has issued the Policy, pursuant to which it has agreed to pay in favor of the Indenture Trustee on behalf of the Issuer and for the benefit of the Holders of the Insured Notes (as defined herein), certain payments in respect of or related to the Loans;

WHEREAS, the Insurer shall be paid a Premium as set forth herein and in the Premium Letter described herein; and

WHEREAS, each of the Sponsor, the Issuer and the Depositor has undertaken certain obligations in consideration for the Insurer’s issuance of its Policy.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01.

Defined Terms.  Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Policy described below or, if not defined therein, in the Transfer and Servicing Agreement.  For purposes of this Insurance Agreement, the following terms shall have the following meanings:

“1119 Parties” means each of GreenPoint Mortgage Funding Inc., GMAC Mortgage Corporation, Lehman Brothers Holdings Inc., Structured Asset Securities Corporation, U.S. Bank National Association, Wilmington Trust Company and Impac Funding Corporation.

“Certificates” has the meaning given such term in the Recitals section of this Agreement.

“Closing Date” means August 28, 2006.

“Commission” means the Securities and Exchange Commission.

“Custodial Agreement” means, the Custodial Agreement, dated as of August 1, 2006, by and among the Indenture Trustee, the Depositor, the Issuer, and U.S. Bank National Association,  as custodian.

“Cut-off Date” means the close of business of August 1, 2006.

“Data Tape” has the meaning assigned to such term in Section 2.02 (c) (iii).

 “Default” means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

 “Documents” has the meaning given such term in Section 2.01(j).

“Event of Default” means any event of default specified in Section 5.01 of this Insurance Agreement.

“Financial Statements” means, with respect to Lehman Brothers Holdings Inc., (i) its consolidated statements of financial condition as of June 30, 2006, December 31, 2005 and December 31, 2004 and the statements of operations, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005 and the notes thereto, and (ii) its unaudited three month and six month statements of financial condition as of June 30, 2006 and June 30, 2005.

“Holder” has the meaning given such term in the Policy.

“Incorporation Termination Date” means January 31, 2007 or if, prior to such date, the Insurer receives a written notification from the Depositor that no Form 15D will be filed prior to such date with the SEC in respect of the Notes (a “No Form 15D Notice”), the first January 31 to occur thereafter as of which the Insurer shall not have received a No Form 15D Notice prior to such date.

“Indemnification Agreement” means the Indemnification Agreement, dated as of August August 22, 2006, the Insurer, GreenPoint and the Underwriter.

“Indenture” has the meaning given such term in the recitals.

“Indenture Trustee” means U.S. Bank National Association, a national banking association, as indenture trustee under the Indenture, and any successor thereto under the Indenture.

“Insurance Agreement” has the meaning given such term in the initial paragraph hereof.

“Insurer Financial Statements” has the meaning assigned to such term in Section 2.05(l) below.

“Insured Notes” means GreenPoint Mortgage Funding Trust 2006-HE1, Home Equity Loan Asset-Backed Notes, Class Ax Notes.

“Insurer” means XL Capital Assurance Inc., or any successor thereto, as issuer of the Policy.

“Insurer Information” has the meaning given such term in Section 3.04(a)(v).

“Investment Company Act” means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Issuer” has the meaning given such term in the recitals.

“Late Payment Rate” means the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime rate (any change in such rate of interest to be effective on the date such change in announced by Citibank, N.A.), plus 2% per annum, and (ii) the then applicable rate of interest on the Insured Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates.  The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Payment Date.

“Material Adverse Change” means, in respect of any Person, a material adverse change in (i) the ability of such Person to perform its obligations under any of the Operative Documents (or) (ii) the business, financial condition, results of operations or properties of such Person on a consolidated basis with its subsidiaries which might have such effect.

“Moody’s” means Moody’s Investors Service, Inc., and any successor thereto.

“Notes” has the meaning given such term in the recitals.

“Offering Document” means the Prospectus, dated August 11, 2006, as supplemented by the Prospectus Supplement, dated August 25, 2006 and the Prospectus, dated August 11, 2006, as supplemented by the Free Writing Prospectus, dated August 22, 2006 in respect of the Notes and any amendment or supplement thereto, and any other offering document in respect of the Securities prepared by or on behalf of the Depositor that makes reference to the Policy.

“Operative Documents” means this Insurance Agreement, the Indemnification Agreement, the Securities, the Certificate of Trust the Transfer and Servicing Agreement, the Custodial Agreement, the Sale Agreement, the Assignment and Assumption Agreement, the Trust Agreement, the Administration Agreement, the Indenture and each other document contemplated by any of the foregoing to which the Depositor, the Owner Trustee, the Administrator, the Indenture or the Issuer is a party.

“Originator Information” has the meaning given such term in the Indemnification Agreement.

“Originators” means with respect to any Mortgage Loan, the entity that originated such Mortgage Loan before the Mortgage Loan was transferred to the Depositor.

“Owner Trustee” means Wilmington Trust Company, a banking corporation organized and existing under the laws of Delaware, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor thereto under the Trust Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

“Person” means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, partnership, limited liability company or other organization or entity (whether governmental or private).

“Policy” means the Financial Guaranty Insurance Policy No. CA03248A, together with all endorsements thereto, issued by the Insurer in favor of the Indenture Trustee, for the benefit of the Holders.

“Premium” means the premium payable in accordance with this Insurance Agreement, which shall be payable as “Premium Amounts” pursuant to the Premium Letter and payable in accordance with the Indenture.

“Premium Letter” means the letter agreement among the Insurer, the Indenture Trustee, the Sponsor and the Depositor dated the date hereof in respect of the Premium payable in consideration of the issuance of the Policy.

“Regulation AB” means Regulation AB promulgated under the Securities Act.

“Registration Statement” means the registration statement on Form S-3 (No. 333-133985), including the prospectus, relating to the Notes, at the time it became effective.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sale Agreement” has the meaning given such term in the recitals.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means the Notes and the Certificates.

“Securities Act” means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Securities Exchange Act” means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Servicer Information” means the information contained under the heading “The Servicer” in the Offering Document.

“Sponsor” has the meaning given such term in the recitals to this Agreement.

“Transaction” means the transactions contemplated by the Operative Documents, including the transactions described in the Offering Document.

“Trust” means Greenpoint Mortgage Funding Trust 2006-HE1 created pursuant to the Trust Agreement.

“Trust Agreement” has the meaning assigned to such item in the recitals to this Agreement.

“Trust Indenture Act” means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Underwriter” means Lehman Brothers Inc.

“Underwriter Information” has the meaning assigned to such term in the Indemnification Agreement.

“Underwriting Agreement” means the Underwriting Agreement, dated as of August 25, 2006, between the Underwriter and the Depositor with respect to the offer and sale of the Notes, as such may be amended, modified or supplemented from time to time.

Section 1.02.

Other Definitional Provisions.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Insurance Agreement shall refer to this Insurance Agreement as a whole and not to any particular provision of this Insurance Agreement, and Section, subsection, Schedule and Exhibit references are to this Insurance Agreement unless otherwise specified.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  The words “include” and “including” shall be deemed to be followed by the phrase “without limitation.”

ARTICLE II
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01.

Representations and Warranties of the Sponsor, the Issuer and the Depositor.  Each of the Sponsor, the Issuer and the Depositor, in each case with respect to itself,  represents and warrants as of the Closing Date, as follows:

(a)

Due Organization and Qualification.  The Sponsor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, the Depositor is a limited liability company, duly organized, validly existing and in good standing under the laws of Delaware and the Issuer is a statutory trust duly organized, validly existing and in good standing under the laws of Delaware.  Each of the Sponsor, the Issuer and the Depositor is, or shall become, duly qualified to do business, is, or shall be, in good standing and has obtained, or shall obtain, all necessary licenses, permits, charters, registrations and approvals (together, “approvals”) necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Operative Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Operative Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

(b)

Power and Authority.  Each of the Sponsor, the Issuer and the Depositor has all necessary power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Operative Documents to which it is a party and to consummate the Transaction.

(c)

Due Authorization.  The execution, delivery and performance of the Operative Documents by each of the Sponsor, the Issuer and the Depositor has been duly authorized by all necessary action and does not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders or beneficial owners, as applicable, of the Sponsor, the Issuer or the Depositor, which have not previously been obtained or given by the Sponsor, the Issuer or the Depositor.

(d)

Noncontravention.  The execution and delivery by each of the Sponsor, the Issuer or the Depositor of the Operative Documents to which it is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Operative Documents do not and will not:

(i)

conflict with or result in any breach or violation of any provision of the applicable organizational documents of the Sponsor, the Issuer or the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Sponsor, the Issuer or the Depositor or any of their respective material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Sponsor, the Issuer or the Depositor, which conflict, breach or violation reasonably could reasonably be expected to result in a Material Adverse Change;

(ii)

constitute a default by Sponsor, the Issuer or the Depositor under, result in the acceleration of any obligation under, or breach any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Sponsor, the Issuer or the Depositor is a party or by which any of their respective properties is or may be bound or affected, which default, acceleration or breach could result in a Material Adverse Change; or

(iii)

result in or require the creation of any lien upon or in respect of any assets of the Sponsor, the Issuer or the Depositor, which lien could reasonably be expected to result in a Material Adverse Change except as otherwise expressly contemplated by the Operative Documents.

(e)

Legal Proceedings.  There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Sponsor (other than as may be disclosed in the Sponsor’s financial statements), the Issuer or  the Depositor or any of their respective subsidiaries, any properties or rights of the Sponsor, the Issuer or the Depositor or any of their respective subsidiaries or any of the Loans pending or, to the Sponsor’s, the Issuer’s or the Depositor’s knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Sponsor, the Issuer or the Depositor or any such subsidiary could result in a Material Adverse Change with respect to the Sponsor, the Issuer or the Depositor.

(f)

Valid and Binding Obligations.  The Operative Documents (other than the Securities) to which it is a party, when executed and delivered by the Sponsor, the Issuer or the Depositor, respectively, will constitute the legal, valid and binding obligations of each of the Sponsor, the Issuer and the Depositor, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.  The Notes, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture, and the Certificates when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.  Each of the Sponsor, the Issuer and the Depositor will not at any time in the future deny that the Operative Documents to which it is a party constitute the legal, valid and binding obligations of the Sponsor, the Issuer and the Depositor, as applicable.

(g)

Financial Statements.  The Financial Statements of the Sponsor, copies of which have been furnished to the Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the Sponsor as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments).  Since the date of the most recent Financial Statements, there has been no Material Adverse Change in respect of the Sponsor, the Issuer or the Depositor.  Except as disclosed in the Financial Statements, none of the Sponsor, the Issuer or the Depositor is subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change as contemplated by clause (i) of the definition of Material Adverse Change in respect of the Sponsor, the Issuer or the Depositor.

(h)

Compliance with Law, etc.  No practice, procedure or policy employed or proposed to be employed by the Sponsor, the Depositor or the Issuer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to it which, if enforced, could result in a Material Adverse Change as contemplated by clause (i) of the definition of Material Adverse Change.

(i)

Good Title; Absence of Liens or Security Interest.  The Issuer is the owner of, and has good and marketable title to, all of the Collateral free and clear of all liens and has full right, power and lawful authority to assign, transfer and pledge the Collateral (and any documents which are a part thereof) and all such substitutions therefor and additions thereto delivered under the Indenture.

(j)

Taxes.  Each of the Sponsor and the Issuer has filed (or caused to be filed) prior to the date hereof all federal and state tax returns that are required to be filed and has paid all taxes, including any assessments received by it that are not being contested in good faith, to the extent that such taxes have become due, except with respect to any failures to file or pay that, individually or in the aggregate, would not result in a Material Adverse Change as contemplated by clause (i) of the definition with respect to the Sponsor and the Issuer.  Any taxes, fees and other governmental charges payable by the Sponsor, the Issuer or the Depositor in connection with the Transaction, the execution and delivery of the Operative Documents and the issuance of the Securities have been paid or shall have been paid at or prior to the Closing Date if such taxes, fees or other governmental charges were due on or prior to the Closing Date.

(k)

Accuracy of Information.  Neither the Operative Documents nor other material information relating to the Loans, the operations of the Sponsor, the Issuer or the Depositor or the financial condition of the Sponsor, the Issuer or the Depositor (collectively, the “Documents”), as amended, supplemented or superseded, furnished to the Insurer in writing or in electronic form by the Sponsor, the Issuer or the Depositor contains any statement of a material fact which was untrue or misleading in any material respect when made.  Each of the Sponsor, the Issuer and the Depositor has no knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change as contemplated by clause (i) of the definition  with respect to the Sponsor, the Issuer or the Depositor.  Since the furnishing of the Documents, there has been no change nor any development or event involving a prospective change known to the Sponsor, the Issuer or the Depositor that would render any of the Documents untrue or misleading in any material respect.  Without limiting the generality of the foregoing, the information in the Data Tape with respect to each HELOC is true and correct as of the Cut-off Date.

(l)

Compliance With Securities Laws.  The offer of the Notes complies or shall comply in all material respects with all requirements of law, including all registration and reporting requirements of applicable securities laws.  Without limiting the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the information in the Offering Document regarding the Insurer set forth under the captions “The Policy” or the financial statements of the Insurer incorporated by reference into the Offering Document, the Servicer Information, the Underwriter Information or the Originator Information.  The offer of the Insured Notes has not been and will not be in violation of the Securities Act or any other federal or state securities laws. The Indenture has been qualified under the Trust Indenture Act. Based upon advice of legal counsel, the Trust Agreement is not required to be qualified under the Trust Indenture Act and each of the Issuer and the Trust Estate is not required to be registered as an “investment company” under the Investment Company Act.

(m)

Operative Documents.  Each of the representations and warranties of the Sponsor, the Issuer and the Depositor contained in the applicable Operative Documents is true and correct in all material respects and each of the Sponsor, the Issuer and the Depositor hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.  Each of the Sponsor, the Issuer and the Depositor will not at any time in the future deny that the Operative Documents to which it is a party constitute the legal, valid and binding obligations of the Sponsor, the Issuer and the Depositor, as applicable.

(n)

Solvency; Fraudulent Conveyance.  Each of the Sponsor, the Issuer and the Depositor is solvent and shall not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Sponsor, the Issuer and the Depositor shall not be left with an unreasonably small amount of capital with which to engage in the ordinary course of its business, and each of the Sponsor, the Issuer and the Depositor does not intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature.  Each of the Sponsor, the Issuer and the Depositor does not contemplate the commencement of insolvency, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Sponsor, the Issuer and the Depositor or any of their respective assets.  The amount of consideration being received by the Depositor upon the transfer of the Loans to the Trust constitutes reasonably equivalent value and fair consideration for ownership interest evidenced by the Loans.  The amount of consideration being received by the Issuer upon the sale of the Securities constitutes reasonably equivalent value and fair consideration for the ownership and/or debt interest evidenced by the Securities.  The Sponsor is not transferring the Loans to the Depositor, the Depositor is not transferring the Loans to the Issuer, the Issuer is not pledging the Loans to the Indenture Trustee, nor is the Issuer selling the Securities, as provided in the Operative Documents, with any intent to hinder, delay or defraud any of the Sponsor’s, the Issuer’s or the Depositor’s creditors.

(o)

Locations of Parties.  The Sponsor is a Delaware corporation.  The Depositor is a Delaware limited liability company.  The Issuer is organized under the laws of Delaware.

(p)

Security Interest in the Loans.  On the Closing Date, the Indenture Trustee shall have a first perfected priority interest in the Loans..

Section 2.02.

Affirmative Covenants of the Sponsor, the Issuer and the Depositor.  Each of the Sponsor, the Issuer and the Depositor in each case with respect to itself hereby agrees that during the term of this Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

(a)

Compliance With Agreements and Applicable Laws.  Each of the Sponsor, the Issuer and the Depositor shall comply in all material respects with the terms and conditions of and perform its obligations under the Operative Documents to which it is a party in all cases in which failure to so comply or perform would result in a default thereunder and shall comply with all material requirements of any law, rule or regulation applicable to it.

(b)

Corporate Existence.  Each of the Sponsor, the Issuer and,  subject to Section 2.03(c), the Depositor and their respective successors and permitted assigns shall maintain its corporate or trust existence, as applicable, and shall at all times continue to be duly organized under the laws of their formation and duly qualified and duly authorized (as described in subsections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its applicable organizational documents.

(c)

Other Information:  The Sponsor shall furnish or cause to be furnished to the Insurer upon request:

(i)

HELOC Data.  (A) On or before the Closing Date, a copy of a magnetic tape (the “Data Tape”) setting forth, as to each HELOC, the information required under the definition of “Mortgage Loan Schedule” in the Transfer and Servicing Agreement and

(B)

on each Payment Date, (i) the complete servicing tape provided by the Servicer to the Indenture Trustee with respect to such Payment Date, including updated HELOC data, including changes to information discovered to have been incorrect, and including codes indicating the delinquency status of each HELOC (e.g., less than 30 days delinquent, 30-59 days delinquent, 60-89 days delinquent, 90+ days delinquent) and identifying Loans that are in foreclosure, Loans for which the mortgagor is the subject of a bankruptcy or other insolvency proceeding, and Loans that have been converted into real estate owned (“REO”), (ii) a report identifying any Loans that were modified, waived or amended during the prior calendar month and (iii) any other information reasonably requested by the Insurer.

(ii)

Other Information.  (A) Promptly upon receipt thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Sponsor, the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee pursuant to the terms of any of the Operative Documents, including all reports provided to either the Indenture Trustee or any Noteholder pursuant to the Transfer and Servicing Agreement, (B) promptly upon request, such other data regarding the Loans, the servicing and administration of the Loans, the Transaction or the Sponsor’s financial condition as the Insurer may reasonably request and (C) all information required to be furnished to the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders simultaneously with the furnishing thereof to the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, as the case may be.

The information supplied pursuant to clause (i) above will be in Excel or Word format or another form of an electronic data file accessible by the Insurer by means of standard application software; provided, however, that the information required to be furnished pursuant to Section 2.02(c)(i)(B) may be made available on the Sponsor’s internet website.

(d)

Notice of Material Events.  The Sponsor shall cause Thompson Financial to promptly notify the Insurer of all 8-K and 10-Q filings of the sponsor in accordance with its standard procedures.

(e)

Financing Statements and Further Assurances.  The Sponsor shall cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Indenture Trustee in the Trust Estate.  Each of the Sponsor, the Issuer and the Depositor shall, upon the reasonable request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within twenty days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Operative Documents.  In addition, each of the Sponsor, the Issuer and the Depositor agrees to cooperate with S&P and Moody’s in connection with any review of the Transaction that may be undertaken by S&P and Moody’s after the date hereof.

(f)

Maintenance of Licenses.  Each of the Sponsor, the Issuer and the Depositor, and any successors thereof, shall maintain all licenses, permits, charters and registrations the loss or suspension of which could result in a Material Adverse Change.

(g)

Retirement of Notes.  The Issuer and the Depositor shall instruct the Indenture Trustee, upon a retirement or other payment of the Insured Notes, to surrender the Policy to the Insurer for cancellation.

(h)

Disclosure Document.  It will not use, or distribute to any Person for use, any information relating to the Insurer unless such information has been furnished by the Insurer and the use or distribution of such information has been approved by the Insurer in writing.  The Insurer hereby consents to the inclusion of the information in respect of the Insurer included as of the date hereof in the Offering Document.  Any Offering Document delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

(i)

Third-Party Beneficiary.  Each of the Sponsor, the Issuer and the Depositor agrees that the Insurer shall have all rights provided to the Insurer in the Operative Documents and that the Insurer shall constitute a third-party beneficiary with respect to such rights in respect of the Operative Documents and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Insurer; provided, that the remedy for any breach of representation and warranty of the Seller in under Section 1.04(b) of the Sale Agreement and the remedy with respect to any defective Mortgage Loan under Section 1.03 of the Sale Agreement shall be limited to the remedies specified in the Sale Agreement.  The Insurer agrees that the rights it shall have as a third-party beneficiary under the Indenture shall be limited to the rights granted to it and to the Noteholders in the Indenture.

(j)

Corporate Formalities.  Each of the Sponsor, the Issuer and the Depositor shall observe all the formalities necessary to preserve its corporate or trust existence, as applicable, under the laws of the State of its formation, including, as applicable, (i) the obligation to hold annual meetings of its beneficial owners, shareholders or its board of directors and (ii) the obligation to prepare and file annual income, franchise and other tax returns.

(k)

Closing Documents.  The Sponsor, the Issuer and the Depositor shall provide or cause to be provided to the Insurer an executed original copy of each document executed in connection with the Transaction within 60 days after the Closing Date.

(l)

Incorporation of Covenants.  It agrees to comply with its covenants set forth in the Operative Documents and hereby incorporate such covenants by reference as if each were set forth herein.

(m)

Incorporation by Reference.  The Depositor shall cause the Issuing Entity or agents acting on its behalf to respond to Item 7 of each Form 10-D filing as required pursuant to Regulation AB with respect to the Notes, that the Issuing Entity is incorporating by reference any Insurer Financial Statements filed by the Insurer or its parent during the period covered by such Form 10-D, together with the Commission filing number of the Insurer and its parent, as applicable.

Section 2.03.

Negative Covenants of the Sponsor, the Issuer and the Depositor.  Each of the Sponsor, the Issuer and the Depositor in each case with respect to itself hereby agrees that during the term of this Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

(a)

Impairment of Rights.  None of the Sponsor, the Issuer and the Depositor shall take any action, or fail to take any action, if such action or failure to take action may result in a Material Adverse Change specified in clause (i) of the definition thereof with respect to the Sponsor, the Issuer or the Depositor, nor interfere in any material respect with the enforcement of any rights of the Insurer under or with respect to any of the Operative Documents or the Policy.  The Sponsor, the Issuer and the Depositor shall give the Insurer written notice of any such action or, to the best of the knowledge of any of the Sponsor, the Issuer or the Depositor, any such failure to act on the earlier of:  (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act and (ii) promptly prior to the date of consummation of such action or failure to act.  Each of the Sponsor, the Issuer and the Depositor shall furnish to the Insurer all information reasonably requested by the Insurer that is necessary to determine compliance with this paragraph.

(b)

Waiver, Amendments, Etc.  None of the Sponsor, the Issuer and the Depositor shall modify, waive or amend, or consent to any modification, waiver or amendment of, any of the terms, provisions or conditions of the Operative Documents to which it is a party (other than any amendment to the Offering Document required by law) without the prior written consent of the Insurer thereto, which consent shall not be unreasonably withheld, conditioned or delayed.

(c)

Limitation on Mergers, Etc.

(i)

The Depositor shall not consolidate or merger with or into any Person or transfer all or substantially all of its assets to any person or liquidate or dissolve except as provided in the Transfer and Servicing Agreement and the Indenture or as permitted hereby; provided, however, that the Depositor may consolidate or merge if the company with which the Depositor intends to consolidate or merge with is (i) an affiliate of Lehman Brothers Holdings, Inc. and (ii) is a special purpose bankruptcy remote entity whose sole business purpose is to act as depositor in connection with mortgaged-backed or asset-backed securitizations.  The Depositor shall furnish to the Insurer all information requested by it that is reasonably necessary to determine compliance with the paragraph.

(ii)

Notwithstanding anything in this Agreement the contrary, the conversion of the Servicer’s organizational structure from a Pennsylvania corporation to a Delaware limited liability company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or obligations of  the Servicer hereunder.

(d)

Bankruptcy Remoteness of the Depositor and the Issuer.  The Seller shall not cause any of the Depositor or the Issuer to fail to maintain its status as a bankruptcy remote entity.

Section 2.04.

Representations, Warranties and Covenants of the Servicer.

(a)

Due Organization and Qualification.  The Servicer is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.  The Servicer is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, “approvals”) necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Operative Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Operative Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction.

(b)

Power and Authority.  The Servicer has all necessary power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Operative Documents to which it is a party and to consummate the Transaction.

(c)

Due Authorization.  The execution, delivery and performance of the Operative Documents to which it is a party by the Servicer have been duly authorized by all necessary action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders or beneficial owners, as applicable, of the Servicer, which have not previously been obtained or given by the Servicer.

(d)

Valid and Binding Obligations.  The Operative Documents to which it is a party, when executed and delivered by the Servicer will constitute the legal, valid and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.

(e)

Servicing of Mortgage Loans.  All Mortgage Loans will be serviced in compliance with the Transfer and Servicing Agreement.

(f)

Representation regarding Servicer Information.  The Servicer Information included in the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(g)

Access to Records; Discussions with Officers and Accountants.  The Servicer shall permit the Insurer access to records and to allow discussions with Servicing Officers in accordance with the terms specified in that certain Side Letter Agreement between the Servicer and the Insurer dated as of September 12, 2006.

Section 2.05.

Representations, Warranties and Covenants of the Insurer.  The Insurer represents and warrants as of the Closing Date or such other date as specified below, and, in the case of Section 2.05(h) below, covenants during the term of this Insurance Agreement, to the Underwriters, the Sponsor, the Issuer, the Servicer and the Depositor as follows:

(a)

Organization and Licensing.  The Insurer is a duly incorporated and existing New York stock insurance company licensed to do business in the State of New York and is in good standing under the laws of such state.

(b)

Corporate Power.  The Insurer has the corporate power and authority to issue the Policy, execute and deliver this Insurance Agreement and perform all of its obligations hereunder and thereunder.

(c)

Authorization; Approvals; No Conflicts.  The issuance of the Policy and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate proceedings and will not result in any violation of (i) any law, regulation, rule or order applicable to the Insurer, (ii) the Insurer’s organizational documents or (iii) any material indenture, contract or other agreement to which the Insurer is a party.  No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Insurer’s board of directors or stockholders, are necessary for the Policy and this Insurance Agreement to constitute the legal, valid and binding obligations of the Insurer.

(d)

Enforceability.  The Policy, when issued, and this Insurance Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms, subject to applicable laws affecting the enforcement of creditors’ rights generally.

(e)

Insurer Information.  The Insurer Information in the Prospectus Supplement, is limited due only to the fact that the Insurer is not the registrant under the Securities Act of 1933 in the transaction described in the Prospectus Supplement and, therefore, does not purport to provide the scope of disclosure required to be included in a prospectus under the Securities Act of 1933, in connection with the public offer and the sale of securities of the Insurer, if Insurer were the registrant. Within such limited scope of disclosure, as of the date of the Prospectus Supplement and as of the Closing Date, the Insurer Information does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)

No Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer’s knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which would cause a Material Adverse Change.

(g)

Confidential Information.  The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any information provided to the Insurer pursuant to or in connection with this Agreement or the issuance of the Policy or otherwise related to the Transaction, including any matter of which it becomes aware during the inspections conducted or discussions had pursuant to Section 2.02(e), unless such information is readily available from public sources or except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Operative Documents or the Policy; provided, however, that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.  If the Insurer is requested or required (by oral questions, interrogatories, requests for information or documents subpoena, civil investigative demand or similar process) to disclose information provided to the Insurer pursuant to or in connection with this Agreement or the issuance of the Policy or otherwise related to the Transaction, including any information of which it becomes aware through such inspections or discussions, the Insurer will promptly notify the Sponsor, the Issuer or the Depositor of such request(s) so that the Sponsor, the Issuer or the Depositor may seek an appropriate protective order and/or waive the Insurer’s compliance with the provisions of this Insurance Agreement.  If, in the absence of a protective order or the receipt of a waiver hereunder, the Insurer is, nonetheless, in the opinion of its counsel (which shall be delivered to the Sponsor, the Issuer and the Depositor), compelled to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or significant penalty, the Insurer may disclose such information to such tribunal that the Insurer is compelled to disclose; provided, however, that a copy of all information disclosed is provided to the Sponsor, the Issuer and the Depositor promptly upon such disclosure.

(h)

Compliance with Law, Etc.  No practice, procedure or policy employed, or proposed to be employed, by the Insurer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Insurer that, if enforced, could result in a Material Adverse Change with respect to the Insurer.

(i)

 Consent to Incorporation of Insurer Financial Statements.  As of the date of the Prospectus Supplement and thereafter through the Incorporation Termination Date, the Insurer agrees that all consolidated financial statements of XL Capital Assurance Inc. and its subsidiaries included in documents filed by its direct or indirect parent with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act, may be incorporated by reference into any Form 8-K, Form 10-D or Form 10-K filed by the Depositor, solely to the extent required to comply with the requirements of Item 1114(b)(2) of Regulation AB.  It is understood and agreed that, to the extent any consent letter of the Insurer's accountants is required by the Depositor in connection with such filing in order to comply with the requirements of Regulation AB, the Insurer shall use commercially reasonable efforts to obtain such consent letter on behalf of the Depositor, provided that the fees and expenses payable in respect thereof shall be paid by the Seller upon demand.

(j)

Eligibility for Incorporation by Reference.  As of the date of the Prospectus Supplement and thereafter through the Incorporation Termination Date, the Insurer represents and warrants that XL Capital Ltd. or Security Capital Assurance Ltd, as applicable, has filed all reports and other materials required to be filed by it pursuant to Section 13(a) or 15(d) of the Exchange Act during the 12 months preceding the date of the Prospectus Supplement (or such shorter period as such party was required to file reports under the Securities Exchange Act).  If this representation is breached as of any date after the date of the Free Writing Prospectus or Prospectus Supplement and prior to the Incorporation Termination Date, the sole result of such breach shall be that the Insurer shall be required to furnish its Insurer Financial Statements thereafter pursuant to Section 4(k) below until the earlier of (i) the Incorporation Termination Date and (ii) the date on which the representation and warranty in this Section 4(j) shall be true again.

(k)

Furnishing of Insurer Financial Statements.  If the reports filed by the Insurer or its parent no longer include (or no longer properly incorporate by reference) the Insurer Financial Statements, or if the representation in Section 4(i) is no longer true, as soon as reasonably practicable after the release of its unaudited financial statements for each of the March, June and September fiscal quarters and the release of its audited financial statements for any fiscal year, the Insurer shall furnish to the Depositor such unaudited or audited financial statements, as appropriate for the related period meeting the requirements of Item 1114(b)(2)(ii) of Regulation AB.  Any Insurer Financial Statements shall be delivered in electronic form via electronic mail to such address that has been designated by the Depositor and provided in writing to the Insurer.  If applicable, the Insurer shall continue to furnish such quarterly and annual financial statements as set forth above until the Incorporation Termination Date.

(l)

Financial Information.  As of the date of the Free Writing Prospectus and the Prospectus Supplement and as of the Closing Date, in the case of financial statements of the Insurer incorporated by reference into the Prospectus Supplement on its date, and as of the date any subsequent financial statements are incorporated by reference into the Prospectus Supplement or furnished to the Depositor pursuant to Section 4(k) above, such financial statements of the Insurer incorporated by reference in the Prospectus Supplement (collectively, the “Insurer Financial Statements”), (a) fairly present in all material respects the financial condition of the Insurer as of the dates referenced therein and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied, and, since the date of the last such financial statements there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policy and (b) comply with Item 1114(b)(2)(ii) of Regulation AB.

(m)

Affiliations/Item 1119 Information.  Upon receipt of an officer's certificate of the Depositor on or prior to January 15 of each calendar year that occurs prior to the Incorporation Termination Date, which officer’s certificate furnishes the Insurer with a list of the parties with whom affiliations or relationships must be disclosed pursuant to Item 1119 of Regulation AB, the Insurer shall provide to the Depositor, to the extent actually known and material, a description of any affiliation or relationship required to be disclosed under Item 1119 of Regulation AB between the Insurer and any of the parties listed in Items 1119(a)(1)-(6) of Regulation AB that develops following the date hereof, no later than fifteen calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation.

(n)

 Assurances to Provide Additional Information.  Until the Incorporation Termination Date, the Insurer agrees to comply with all reasonable requests of the Depositor for the delivery of such additional information as may be necessary for the Depositor to comply with Item 1114, so long as such information is available to the Insurer and not otherwise available to the Depositor.

(o)

No Affiliations.  As of the date hereof, to the Insurer’s actual knowledge, the Insurer is not an affiliate (as defined in Rule 405 of the Securities Act) of the 1119 Parties without regard to affiliations by common control with the Insurer.

(p)

Policy Exempt from Registration.  The Policy is exempt from registration under the Securities Act.

ARTICLE III
THE POLICY; REIMBURSEMENT

Section 3.01.

Issuance of the Policy.  The Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below on or prior to the Closing Date:

(a)

Payment of Premium and Expenses; Premium Letter.  The Insurer shall have been paid, by or on behalf of the Sponsor, the initial nonrefundable payment of the Premium, if applicable, specified in the Premium Letter and shall have been reimbursed for other fees and expenses identified in the Premium Letter or in Section 3.02 below as payable at closing, unless otherwise agreed between the Depositor and the Insurer;

(b)

Operative Documents.  The Insurer shall have received a copy of each of the Operative Documents, in form and substance reasonably satisfactory to the Insurer, duly authorized, executed and delivered by each party thereto;

(c)

Representations and Warranties.  The representations and warranties of the Sponsor, the Servicer, the Issuer and the Depositor dated the Closing Date set forth or incorporated by reference in this Insurance Agreement shall be true and correct on and as of the Closing Date as if made on the Closing Date;

(d)

Opinions of Counsel.  The Insurer shall have received all opinions of counsel addressed to any of Moody’s, S&P, the Indenture Trustee, the Owner Trustee, the Sponsor, the Issuer, the Depositor and the Underwriter, in respect of the Sponsor, the Issuer and the Depositor or any other parties to the Operative Documents and the Transaction dated the Closing Date in form and substance reasonably satisfactory to the Insurer, addressed to the Insurer and addressing such matters as the Insurer may reasonably request, and the counsel providing each such opinion shall have been instructed by its client to deliver such opinion to the addressees thereof;

(e)

No Litigation, Etc.  No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court, governmental or administrative agency or arbitrator in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Operative Documents or the consummation of the Transaction;

(f)

Legality.  No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the Transaction illegal or otherwise prevent the consummation thereof;

(g)

Satisfaction of Conditions of the Underwriting Agreement.  All conditions in the Underwriting Agreement relating to the Underwriter’s obligation, if any, to purchase the Notes shall have been satisfied, without taking into account any waiver by the Underwriter of any condition unless such waiver has been approved by the Insurer.  The Insurer shall have received copies of each of the documents, and shall be entitled to rely on each of the documents, required to be delivered to the Underwriter pursuant to the Underwriting Agreement;

(h)

Issuance of Ratings.  The Insurer shall have received confirmation that the risk secured by the Policy constitutes at least a “A” risk by S&P and a “A2” risk by Moody’s and that the Notes, when issued, will be rated “AAA” by S&P and “Aaa” by Moody’s;

(i)

No Default.  No Default or Event of Default shall have occurred;

(j)

Satisfactory Documentation.  The Insurer and its counsel shall have reasonably determined that all documents, certificates and opinions to be delivered in connection with the Securities conform to the terms of the Indenture, the Trust Agreement, the Registration Statement, the Offering Document and this Insurance Agreement; and

(k)

Delivery of Mortgage Documents.  The Insurer shall have received evidence satisfactory to it that (i) delivery has been made to the Indenture Trustee or a custodian of the Mortgage Documents required to be so delivered pursuant to Section 2.01 of the Transfer and Servicing Agreement and (ii) each Mortgage Note is endorsed as provided in Section 2.01 of the Transfer and Servicing Agreement.

Section 3.02.

Payment of Fees and Premium.

(a)

Rating Agency Fees.  The Sponsor will pay, or cause the Issuer to pay, the initial fees of the Rating Agencies with respect to the transactions contemplated hereby in full on the Closing Date, or otherwise provided for to the satisfaction of Insurer.  All periodic and subsequent fees of the Rating Agencies with respect to, and directly allocable to, the Certificates shall be for the account of, and shall be billed to, the Seller.  Under no circumstances shall the Insurer have any obligation to pay any fees of the Rating Agencies.  Notwithstanding the foregoing, the fees for any other rating agency shall be paid by the party requesting such other agency’s rating, unless such other agency is a substitute for any of the Rating Agencies in the event that any of the Rating Agencies is no longer rating the Certificates, in which case the cost for such agency shall be paid by the Seller.

(b)

Legal, Accounting and Due Diligence Fees.  The Sponsor shall pay or cause to be paid to the Insurer, at the Closing Date, legal fees, due diligence expenses and accounting fees incurred by the Insurer in connection with the issuance of the Policy amounts and as described in the Premium Letter.

(c)

Premium.  In consideration of the issuance by the Insurer of the Policy, the Insurer shall be paid the Premium in Premium Amounts in accordance with the terms of the Premium Letter and Section 3.02 of the Indenture.  The Premium Amounts paid hereunder and pursuant to the Operative Documents and the Premium Letter shall be nonrefundable without regard to whether the Insurer makes any payment under the Policy or any other circumstances relating to the Notes or provision being made for payment of the Notes prior to maturity.  All payments of Premium Amounts shall be made by wire transfer to an account designated from time to time by the Insurer by written notice to the Indenture Trustee.  Although the Premium is fully earned by the Insurer as of the date of issuance, the Premium shall be payable in periodic installments of Premium Amounts as provided in the Premium Letter.  The Premium Amount for each period shall be calculated on the basis of the actual number of days elapsed in the related period for which the premium is being paid divided by 360.

Section 3.03.

Reimbursement Obligation.

(a)

As and when due in accordance with and from the funds specified in Section 3.02 (a) of the Indenture, the Insurer shall be entitled to reimbursement for any payment made by the Insurer under the Policy (including any portion of any amounts that are payable with Insured Amounts under the Policy paid as a result of the nonpayment of Premium Amounts to the Insurer), which reimbursement shall be due and payable on the date that any amount is paid thereunder, in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

(b)

Anything in this Insurance Agreement to the contrary notwithstanding, the Sponsor agrees to pay to the Insurer, and the Insurer shall be entitled to reimbursement from the Sponsor and shall have full recourse against the Sponsor for, (i) any payment made under the Policy arising as a result of the Sponsor’s failure to substitute for or deposit an amount in respect of any defective HELOC as required pursuant to Section 7 of the Sale Agreement, together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any such unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, and (ii) any payment made under the Policy arising as a result of the Servicer’s or the Sponsor’s failure to pay or deposit any amount required to be paid or deposited pursuant to the Operative Documents, together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect to any such unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

(c)

The Sponsor agrees to pay to the Insurer any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including reasonable attorneys’ and accountants’ fees and expenses, in connection with (i) in the event of payments under the Policy, any accounts established to facilitate payments under the Policy to the extent the Insurer has not been immediately reimbursed on the date that any amount is paid by the Insurer under the Policy; (ii)the enforcement, defense or preservation of any rights in respect of any of the Operative Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Operative Documents, any party to any of the Operative Documents (in its capacity as such a party) or the Transaction; (iii) the foreclosure against, sale or other disposition of any collateral securing any obligations under any of the Related Agreements, or pursuit of any other remedies under any of the Related Agreements, to the extent such costs and expenses are not recovered from such foreclosure, sale or other disposition; (iv) any amendment, waiver or other action with respect to, or related to, any Operative Document, whether or not executed or completed or (v) any action taken by the Insurer to cure an event of default (or to mitigate the effect of an event of default) under any of the Related Agreements.  Provided that three Business Days written notice of the intended payment or incurrence shall have been given to the Sponsor by the Insurer, such reimbursement shall be due on the dates on which such charges, fees, costs or expenses are paid or incurred by the Insurer.

(d)

The Sponsor agrees to pay to the Insurer interest (without duplication) on any and all amounts described in subsections 3.03(b), 3.03(c) and 3.03(e) and Sections 3.02 and 3.04 from the date such amounts become due or, in the case of subsections 3.02(b) or 3.03(c) or Section 3.04, are incurred or paid by the Insurer until payment thereof in full (after as well as before judgment), at the Late Payment Rate.

(e)

The Sponsor agrees to pay to the Insurer as follows: any payments made by the Insurer on behalf of, or advanced to, the Sponsor, the Issuer or the Depositor, other than any payments made by the Insurer pursuant to the terms of the Policy (except as otherwise provided in Section 3.03(b)), on the date any such payment is made or advanced by the Insurer.  Notwithstanding the foregoing, in no event shall the Insurer have any recourse under this subsection against the Sponsor or the Depositor with respect to any payments the Insurer has made in respect of principal or interest distributions on the Insured Notes.

(f)

The Insurer shall have no right to set-off payments to be made under the Policy against payments to be made to the Insurer by the Sponsor, the Issuer or the Depositor (or any person or organization acting on their behalf), the Trust, the Owner Trustee, the Indenture Trustee or any Noteholder or any affiliate, officer or director of any of them.

Section 3.04.

Indemnification.

(a)

In addition to any and all of the Insurer’s rights of reimbursement, indemnification, subrogation and to any other rights of the Insurer pursuant hereto or under law or in equity, the Sponsor agrees on behalf of itself, and with respect to the Depositor and the Issuer solely with respect to any representation and warranty made by the Depositor or the Issuer, and the Depositor and the Issuer,  agree, in each case with respect to itself, to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the breach by the Sponsor, the Issuer or the Depositor, as applicable, of any of the representations or warranties contained in Section 2.01 or arising out of or relating to the transactions contemplated by the Operative Documents by reason of:

(i)

any statement, omission or action on its part (other than of or by the Insurer) in connection with the offering, issuance or delivery of the Securities by the Sponsor, the Depositor, the Owner Trustee or the Indenture Trustee;

(ii)

the misfeasance or malfeasance of, or negligence, bad faith, willful misconduct or theft committed by,  any director, officer, employee or agent of the Sponsor, the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee in connection with any Transaction arising from or relating to the Operative Documents;

(iii)

the violation or alleged violation by the Sponsor, the Issuer or the Depositor of any domestic or foreign law, rule or regulation, or any judgment, order or decree applicable to it;

(iv)

the breach by the Sponsor, the Issuer, the Depositor or any Originator of any representation, warranty or covenant under any of the Operative Documents to which it is a party or the occurrence, in respect of the Sponsor, the Issuer or the Depositor, under any of the Operative Documents of any “event of default” or any event which, with the giving of notice or the lapse of time or both, would constitute any “event of default” ;  or

(v)

any untrue statement or alleged untrue statement of a material fact contained in the Offering Document or the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact in information included in the Offering Document or the Registration Statement and furnished by or approved by the Insurer in writing expressly for use therein (all such information so furnished being referred to herein as “Insurer Information”), (it being understood that, in respect of the initial Offering Document which relates to the Notes and the Registration Statement, the Insurer Information is limited to the information with respect to the Insurer included under the caption “The Policy--The Note Insurer” and any Insurer Financial Statements of the Insurer included in the Free Writing Prospectus or incorporated by reference into the Prospectus Supplement, and shall include any information in any amendment or supplement to the Offering Document or registration statement furnished by the Insurer in writing expressly for use therein that amends or supplements such information) , such information constitutes Servicer Information or such information constitutes Underwriter Information as such term is defined in the Indemnification Agreement.

(b)

In addition to any and all of the Insurer’s rights of reimbursement, indemnification, subrogation and to any other rights of the Insurer pursuant hereto or under law or in equity, the Servicer agrees to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the breach by the Servicer of any of the representations or warranties contained in Section 2.01 or arising out of or relating to the transactions contemplated by the Operative Documents by reason of:

(i)

the misfeasance or malfeasance of, or negligence, bad faith, willful misconduct or theft committed by,  any director, officer, employee or agent of the Servicer in connection with any Transaction arising from or relating to the Operative Documents;

(ii)

the violation or alleged violation by the Servicer of any domestic or foreign law, rule or regulation, or any judgment, order or decree applicable to it;

(iii)

the breach by the Servicer of any representation, warranty or covenant under any of the Operative Documents to which it is a party or the occurrence, in respect of the Servicer under any of the Operative Documents of any “event of default” or any event which, with the giving of notice or the lapse of time or both, would constitute any “event of default” or;

(iv)

any losses resulting from any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent that such claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact contained in the Servicer Information.

(c)

The Insurer agrees to pay, and to protect, indemnify and save harmless, the Sponsor, the Issuer, the Servicer, the Depositor, the Servicer and their respective officers, directors, shareholders, employees, agents and each Person, if any, who controls the Sponsor, the Issuer, the Servicer and the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of (i) any untrue statement or alleged untrue statement of a material fact contained in the Insurer Information or any omission or alleged omission to state in the Insurer Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any failure of the Insurer to make a payment required to be made under the Policy or (iii) a breach of any of the representations and warranties of the Insurer contained in Section 2.05.

(d)

If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an “Indemnified Party” and, collectively, the “Indemnified Parties”) in respect of which the indemnity provided in Section 3.04(a) or (b) may be sought from the Sponsor, the Issuer, the Depositor, or the Servicer on the one hand, or the Insurer, on the other (each, an “Indemnifying Party”) hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses.  The omission so to notify the Indemnifying Party will not relieve it from any liability which it may have to any Indemnified Party except to the extent the Indemnifying Party is prejudiced thereby.  The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time (in addition to local counsel) for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party and shall be reasonably satisfactory to the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

(e)

To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand; provided, however, that no party who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

(f)

The relative fault of each Indemnifying Party, on the one hand, and each Indemnified Party on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth are within the control of the Indemnifying Party or the Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

Section 3.05.

Payment Procedure.  In the event of any payment by the Insurer, the Indenture Trustee, the Sponsor, the Issuer and the Depositor agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability, if any, described in Section 3.03 therefor to the Insurer.  All payments to be made to the Insurer under this Insurance Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Insurer as specified in the Indenture (except as otherwise specified in Section 3.02(c)) on the date when due or as the Insurer shall otherwise direct by written notice to the other parties hereto.  In the event that the date of any payment to the Insurer or the expiration of any time period hereunder occurs on a day that is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date.

Section 3.06.

[RESERVED].

Section 3.07.

Subrogation.  Subject only to the priority of payment provisions of the Indenture and not in limitation of the Insurer’s equitable right of subrogation, the parties hereto acknowledge that, to the extent of any payment made by the Insurer pursuant to the Policy for which the Insurer has not been reimbursed, the Insurer is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Holders of the Notes to any moneys paid or payable in respect of the Notes under the Operative Documents or otherwise.  The parties hereto agree to such subrogation and, further, agree to execute such instruments and to take such actions as, in the sole judgment of the Insurer, are necessary to evidence such subrogation and to perfect the rights of the Insurer to receive any moneys paid or payable in respect of the Notes under the Operative Documents or otherwise.

Section 3.08.

Deductions.  All payments made to the Insurer in respect of this Article III shall be made without any deduction or withholding for or on account of any tax, levy, impost, duty, charge, assessment or fee of any nature unless such deduction or withholding is required by applicable law, as modified by practice of any relevant governmental revenue authority, then in effect.  If a payor is required to deduct or withhold, then such payor shall (a) promptly notify the Insurer of such requirement, (b) pay to the Insurer, in addition to the amount to which the Insurer is otherwise entitled, such additional amount as is necessary to ensure that the net amount actually received by the Insurer (free and clear of any taxes, whether assessed against the payor or the Insurer) will equal the full amount the Insurer would have received had no such deduction or withholding been required and (c) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid to the Insurer pursuant to foregoing clause (b)).

ARTICLE IV
FURTHER AGREEMENTS

Section 4.01.

Effective Date; Term of the Insurance Agreement.  This Insurance Agreement shall take effect on the Closing Date and shall remain in effect until the later of (a) such time as the Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the Insurer for cancellation and (b) all amounts payable to the Insurer by the Sponsor, the Issuer or the Depositor hereunder or from any other source hereunder or under the Operative Documents or the Policy and all amounts payable under the Insured Notes have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03 and 3.04 hereof shall survive any termination of this Insurance Agreement.

Section 4.02.

Further Assurances and Corrective Instruments.

(a)

Except at such times as a default in payment under the Policy shall exist or shall have occurred, none of the Sponsor, the Issuer or the Depositor shall grant any waiver of rights under any of the Operative Documents to which any of them is a party without the prior written consent of the Insurer, which shall not be unreasonably withheld, conditioned or delayed and any such waiver without prior written consent of the Insurer shall be null and void and of no force or effect.

(b)

To the extent permitted by law, each of the Sponsor, the Issuer and the Depositor agrees that it will, from time to time, following good faith negotiations in connection therewith, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Insurer may reasonably request and as may be required in the Insurer’s reasonable judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

Section 4.03.

Obligations Absolute.

(a)

The obligations of the Sponsor, the Issuer, the Depositor and the Servicer hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

(i)

any lack of validity or enforceability of, or any amendment or other modifications of, or waiver, with respect to any of the Operative Documents or the Securities that have not been approved by the Insurer;

(ii)

any exchange or release of any other obligations hereunder;

(iii)

the existence of any claim, setoff, defense, reduction, abatement or other right that the Sponsor, the Issuer, the Depositor or the Servicer may have at any time against the Insurer or any other Person;

(iv)

any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v)

any payment by the Insurer under the Policy against presentation of a certificate or other document that does not strictly comply with terms of the Policy;

(vi)

any failure of the Sponsor, the Issuer or the Depositor to receive the proceeds from the sale of the Securities;

(vii)

any other circumstances, other than payment in full, that might otherwise constitute a defense available to, or discharge of, the Sponsor, the Issuer, the Depositor or the Servicer in respect of any Operative Document;

(viii)

the bankruptcy or insolvency of the Insurer or any other party;

(ix)

any default or alleged default of the Insurer under the Policy; or

(x)

 the inaccuracy or alleged inaccuracy of any notice or certificate upon which a claim under the Policy is based.

(b)

The Sponsor, the Issuer and the Depositor and any and all others who are now or may become liable for all or part of the obligations of the Sponsor, the Issuer or the Depositor under this Insurance Agreement renounce the right to assert as a defense to the performance of their respective obligations each of the following:  (i) to the extent permitted by law, any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Operative Document or by any extension or renewal thereof; (ii) presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Operative Documents; (iv) all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Operative Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Sponsor, the Issuer or the Depositor; and (v) agree that its liabilities hereunder shall be unconditional and without regard to any set-off, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by the Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (viii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

(c)

The Sponsor, the Issuer and the Depositor and any and all others who are now or may become liable for all or part of the obligations of the Sponsor, the Issuer or the Depositor under this Insurance Agreement agree to be bound by this Insurance Agreement and (i) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (ii) consent to any and all extensions of time that may be granted by the Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (iii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

(d)

Nothing herein shall be construed as prohibiting the Sponsor, the Issuer or the Depositor from pursuing any rights or remedies it may have against any Person in a separate legal proceeding.

Section 4.04.

Assignments; Reinsurance; Third-Party Rights.

(a)

This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Each of the Sponsor, the Issuer and  the Depositor and the Servicer may not assign its rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of the Insurer, which consent shall not be unreasonably withheld.  Any assignments made in violation of this Insurance Agreement shall be null and void.

(b)

The Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the Insurer of any of its obligations hereunder or under the Policy, nor shall the Sponsor, the Issuer or the Depositor be required to deal directly with any such parties.

(c)

In addition, the Insurer shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of the Insurer in connection therewith any rights of the Insurer under the Operative Documents or with respect to any real or personal property or other interests pledged to the Insurer, or in which the Insurer has a security interest, in connection with the Transaction; provided that the Insurer shall notify the Sponsor in writing upon any such assignment.

(d)

Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Holder, other than the Insurer against the Sponsor, the Issuer or the Depositor, or the Sponsor, the Issuer or the Depositor against the Insurer and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.  Neither the Indenture Trustee nor any Holder shall have any right to payment from any Premiums paid or payable hereunder or under the Indenture or from any amounts paid by the Sponsor pursuant to Sections 3.02 or 3.03.

Section 4.05.

Liability of the Insurer.  Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for: (a) the use that may be made of the Policy by the Indenture Trustee or for any acts or omissions of the Indenture Trustee in connection therewith; (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Insurer in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Insurer shall have actual knowledge thereof) or (c) any acts or omissions of the Servicer, the Issuer, the Depositor, the Indenture Trustee or the Owner Trustee in connection with the Transaction or the Operative Documents to which it is a party. In furtherance and not in limitation of the foregoing, the Insurer may accept documents that appear on their face to be in order, without responsibility for further investigation.

ARTICLE V
DEFAULTS AND REMEDIES

Section 5.01.

Defaults.  The occurrence of any of the following shall constitute an Event of Default hereunder:

(a)

A demand for payment shall be made under the Policy;

(b)

Any representation or warranty made by the Servicer, the Sponsor, the Issuer or the Depositor hereunder or under the Operative Documents, or in any certificate furnished hereunder or under the Operative Documents, shall prove to be untrue or incomplete in any material respect, unless remedied under the Operative Documents;

(c)

(i)

the Servicer, the Sponsor, the Issuer or the Depositor shall fail to pay when due any amount payable by the Servicer, the Sponsor, the Issuer or the Depositor hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that this Insurance Agreement or any other Operative Document is not valid and binding on the Servicer, the Sponsor,  the Issuer or the Depositor, provided that, with respect to any law or judicial action within the scope of this clause (ii), the Servicer, the Sponsor, the Issuer and the Depositor shall have 30 days to reinstate the binding effect of this Insurance Agreement or any other Operative Document; the Insurer agrees to take such actions as may be reasonably requested of it to facilitate the reinstatement of such binding effect;

(d)

The occurrence and continuance of an “event of default” or “Event of Servicer Termination” under any Operative Document; provided, however, that any failure to maintain a perfected first lien security interest in any of the Collateral shall constitute an Event of Default hereunder;

(e)

Any failure on the part of the Sponsor, the Issuer or the Depositor duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Sponsor, the Issuer or the Depositor contained in this Insurance Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sponsor by the Insurer (with a copy to the Indenture Trustee);

(f)

A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sponsor or the Depositor and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

(g)

The Sponsor or the Depositor shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Sponsor or the Depositor or of or relating to all or substantially all of their respective property;

(h)

The Sponsor or the Depositor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(i)

The Issuer shall become subject to an entity level tax or to registration as an investment company under the Investment Company Act.

Section 5.02.

Remedies; No Remedy Exclusive.

(a)

Upon the occurrence of an Event of Default and so long as no Note Insurer Default shall have occurred and shall have continued beyond any period of cure applicable thereto, the Insurer may exercise any one or more of the rights and remedies set forth below:

(i)

declare all indebtedness of every type or description then owed by the Sponsor, the Issuer or the Depositor to the Insurer with respect to this Greenpoint Mortgage Funding Trust 2006-HE1, Home Equity Loan Asset-Backed Notes transaction to be immediately due and payable, and the same shall thereupon be immediately due and payable;

(ii)

exercise any rights and remedies under the Trust Agreement in accordance with the terms thereof or direct the Owner Trustee to exercise such remedies in accordance with the terms of the Trust Agreement;

(iii)

exercise any rights and remedies under the Indenture in accordance with the terms thereof or direct the Indenture Trustee to exercise such remedies in accordance with the terms of the Indenture;

(iv)

exercise any rights and remedies under the Transfer and Servicing Agreement in accordance with the terms thereof or direct the Servicer to exercise such remedies in accordance with the terms of the Transfer and Servicing Agreement; or

(v)

take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts, if any, then due under this Insurance Agreement or any other Operative Document or to enforce performance and observance of any obligation, agreement or covenant of the Sponsor, the Issuer or the Depositor under this Insurance Agreement or any other Operative Documents.

Notwithstanding that a Note Insurer has occurred and has continued beyond the period of cure applicable thereto, the Insurer shall be entitled to exercise all rights and remedies with respect to any funds owed to the Insurer before the occurrence of the Credit Enhancer Default by the Sponsor, the Issuer or the Depositor pursuant to this Agreement or the Policy.

(b)

Unless otherwise expressly provided, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Insurance Agreement, the Indenture or existing at law or in equity.  No delay or omission to exercise any right or power accruing under this Insurance Agreement or the Indenture upon the happening of any event set forth in Section 5.01 shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.  In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be required by this Article.

Section 5.03.

Waivers.

(a)

No failure by the Insurer to exercise, and no delay by the Insurer in exercising, any right hereunder shall operate as a waiver thereof.  The exercise by the Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

(b)

The Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to the Servicer.  Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

ARTICLE VI
MISCELLANEOUS

Section 6.01.

Amendments, Etc.  This Insurance Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.  The Sponsor agrees to provide a copy of any amendment to this Insurance Agreement promptly to the Indenture Trustee and the rating agencies maintaining a rating on any of the Securities.  No act or course of dealing shall be deemed to constitute an amendment, modification, supplement or termination hereof.

Section 6.02.

Notices.  All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

(a)

To the Insurer:

XL Capital Assurance Inc.

1221 Avenue of the Americas

New York, New York  10021-1001

Attention:  Surveillance

Facsimile:  (212) 478-3587

Confirmation:  (212) 478-3400

(in each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of each of the Insurer, Servicer, the Sponsor and the Depositor and to the Indenture Trustee and, in all cases, both any original and all copies shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

(b)

To the Sponsor, the Depositor or the Issuer:

Sponsor, Depositor or Issuer as applicable

745 Seventh Avenue

New York, New York 10019

Notice to the Sponsor shall also constitute notice to the Issuer and the Depositor to the extent the party providing such notice is required to provide notice to all such parties (in each case in which notice or other communication to the Sponsor refers to an Event of Default, a claim against the Sponsor, the Issuer or the Depositor or with respect to which failure on the part of the Sponsor, the Issuer or the Depositor to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of each of the Insurer and the Sponsor and to the Indenture Trustee and, in all cases, both any original and all copies shall be marked to indicate “URGENT MATERIAL ENCLOSED.”).

(c)

To the Servicer:

GMAC Mortgage Corporation

100 Witmer Road

Horsham, Pennsylvania 19044

Attention: GreenPoint 2006-HE1

(d)

To the Indenture Trustee:

U.S. Bank National Association, Indenture Trustee

Corporate Trust Services

One Federal Street, Third Floor

Boston, MA 02110

Attention:  GreenPoint 2006-HE1

A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid.  All such notices and other communications shall be effective upon receipt.

Section 6.03.

Payment Procedure.  In the event of any payment by the Insurer for which it is entitled to be reimbursed or indemnified as provided in or pursuant to this Insurance Agreement, the Sponsor and the Depositor agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to the Insurer in the absence of manifest error.  All payments to be made to the Insurer under this Insurance Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds to the account number provided in the Premium Letter before 1:00 p.m. (New York, New York time) on the date when due or as the Insurer shall otherwise direct by written notice to the other parties hereto.  In the event that the date of any payment to the Insurer or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or Termination Date.  Payments to be made to the Insurer under Section 3.2(c) or 3.3 of this Insurance Agreement or the Premium Letter shall bear interest at the Late Payment Rate from the date when due to the date paid.

Section 6.04.

Severability.  In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof.  The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

Section 6.05.

Governing Law.  This Insurance Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

Section 6.06.

Consent to Jurisdiction.

(a)

The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Operative Documents, the Policy or the Transaction or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court.  The parties hereto agree that a final unappealable judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

(b)

To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

(c)

Service on the Servicer, the Sponsor, the Issuer or the Depositor may be made by mailing or delivering copies of the summons and complaint and other process which may be served in any suit, action or proceeding to the Servicer in the case of the Servicer and the Sponsor in the case of the Sponsor, the Issuer or the Depositor, in each case at the address specified in Section 6.02 hereunder.  Such address may be changed by the applicable party or parties by written notice to the other parties hereto.  The provision of notice to change the address set forth in Section 6.02 shall constitute notice for purposes of the preceding sentence, unless such notice shall expressly state to the contrary.

(d)

Nothing contained in this Insurance Agreement shall limit or affect any party’s right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Operative Documents or the Policy against any other party or its properties in the courts of any jurisdiction.

Section 6.07.

Consent of the Insurer.  In the event that the consent of the Insurer is required under any of the Operative Documents, the determination whether to grant or withhold such consent shall be made by the Insurer in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

Section 6.08.

Counterparts.  This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

Section 6.09.

Headings.  The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only.  They form no part of this Insurance Agreement and shall not affect its construction or interpretation.

Section 6.10.

Trial by Jury Waived.  Each party hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Operative Documents or the Policy or any of the transactions contemplated thereunder.  Each party hereto (A) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it has been induced to enter into the Operative Documents to which it is a party (or, in the case of the Policy, the Insurer so acknowledges) by, among other things, this waiver.

Section 6.11.

(a)  Limited Liability.  No recourse under any Operative Document or the Underwriting Agreement shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Operative Documents or the Underwriting Agreement, the Securities or the Policy, it being expressly agreed and understood that each Operative Document, the Policy and the Underwriting Agreement is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches of any party hereto of any obligations under any Operative Document, the Policy or the Underwriting Agreement is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

(b)  Limitation of Liability.  Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other related documents.

Section 6.12.

Entire Agreement.  This Insurance Agreement and the Policy set forth the entire agreement between the parties with respect to the subject matter hereof and thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

Section 6.13.

No Partnership.  Nothing in this Insurance Agreement or any other agreement entered into in connection with the Transaction shall be deemed to constitute the Insurer a partner, co-venturer or joint owner of property with any other entity.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

XL CAPITAL ASSURANCE INC.,

as Insurer

By:

 /s/ Linda Kobrin

Name: Linda Kobrin

Title: Managing Director

LEHMAN BROTHERS HOLDINGS INC.,

as Sponsor

By:

 /s/ Thomas J. O’Hara

Name: Thomas J. O’Hara

Title: Managing Director

STRUCTURED ASSET SECURITIES CORPORATION,

as Depositor

By:

 /s/ Ellen Kiernan

Name: Ellen Kiernan

Title: Senior Vice President

GMAC MORTGAGE CORPORATION,

as Servicer

By:

 /s/ Patricia C. Taylor

Name: Patricia C. Taylor

Title: Vice President

GREENPOINT MORTGAGE FUNDING TRUST 2006-HE1,

as Issuer

By:

Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:

 /s/ Erwin M. Soriano

Name: Erwin M. Soriano

Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION,

as Indenture Trustee and not individually

By:

 /s/ David Duclos

Name: David Duclos

Title: Vice President